SUBORDINATION AGREEMENT

     This SUBORDINATION AGREEMENT (this "Agreement") is entered into on the 28th day of January 2000 among Chaparral Resources, Inc. ("Borrower"), Shell Capital Services Limited (the "Facility Agent"), and Capco Energy, Inc. ("Junior Entity").

                                 RECITALS:

     WHEREAS, the Borrower and the Facility Agent are, inter alia, parties to the Loan Agreement (as defined herein); and

     WHEREAS, as a condition to funding under the Loan Agreement, the Borrower, the Facility Agent and the Junior Entity must enter into this Agreement.

                                AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of covenants herein contained, the parties agree as follows:

1.   Definitions and Interpretation.

     (a) "Loan Agreement" means the loan agreement dated 1 November 1999 between Borrower, Central Asian Petroleum (Guernsey) Limited, Closed Type JSC Karakudukmunay and Central Asian Petroleum, Inc., as Co-Obligors, Shell Capital Limited, Shell Capital Services Limited and the Lenders (as defined in the Loan Agreement).

     "Preferred Obligations" means all obligations of the Borrower, the Co-Obligors, or any of them, to any of the Finance Parties whether now existing or arising in the future and whether fixed, prospective or contingent under or in respect of any of the Finance Documents whether for principal outstanding, interest, fees, costs, expenses, indemnities or otherwise.

     "Junior Obligations" means all obligations of the Junior Entity to the Borrower (including, without limitation, in respect of the CRI Bridge Notes and the CRI Existing Notes) whether now existing or arising in the future and whether fixed, prospective or contingent, whether for principal outstanding, interest, fees, costs, expenses, indemnities or otherwise.

     (b) Capitalized terms used and not defined herein are used with the meaning assigned to such term in the Loan Agreement.

     (c)  Any reference in this Agreement to:

          (i) a statute shall be construed as a reference to such statute as from time to time amended or re-enacted;

          (ii)   a person includes its permitted successors and assigns;

          (iii) a Finance Document or any other agreement or document shall be construed as a reference to that Finance Document or, as the case may be, such other agreement or document, as the same may have been, or may from time to time be, amended, novated or supplemented; and

          (iv)   the singular includes the plural and vice versa.

2. The payment of the Junior Obligations is expressly made subordinate and subject in right of payment and in liquidation to the prior payment in full of the Preferred Obligations.

3. Until the date of irrevocable final repayment, in full, of the Preferred Obligations and termination of all commitments in respect thereof, the Borrower undertakes not to pay or repay and the Junior Entity undertakes not to claim, recover, retain or receive (or seek to claim, recover, retain or receive) any amount whatsoever in relation to any Junior Obligation (including, without limitation, any recovery, payment or repayment arising out of any claim under a guarantee) or to any interest or other amount payable by the Borrower in respect thereof, or to any other indebtedness of the Borrower to any Junior Entity.

4.   If:

     (i) there is any distribution of all or any part of the assets of the Borrower including, without limitation, by reason of the liquidation, dissolution or other insolvency proceeding, or assignment for the benefit of creditors; or

     (ii) the Borrower goes into liquidation or becomes subject to any insolvency or rehabilitation proceeding, administration, or voluntary arrangement,

     then until the date of final irrevocable repayment in full of the Preferred Obligations any payment or distribution of any kind or character and all and any rights in respect thereof payable or deliverable to the Junior Entity with respect to the Junior Obligations or any part thereof by the liquidator, administrator, administrative receiver or receiver (or the equivalent thereof) of the Borrower will forthwith be paid or delivered to the Facility Agent for application to the Preferred Obligations in accordance with the terms of the Finance Documents.

5. Following the occurrence of any Event of Default, the Junior Entity will irrevocably authorise and empower the Facility Agent to demand, sue and prove for, collect and receive every payment or distribution referred to in Section 4 and give good discharge therefor and to file claims and take such other proceedings, in the Facility Agent's name, the name of the Junior Entity or otherwise, as the Facility Agent may deem necessary or advisable for the enforcement of the payment of debts in accordance with the priority set out in Section 2.

6. The Junior Entity will, at all times, following the occurrence of any Event of Default, and for so long as such Event of Default is continuing, execute or procure the execution of and deliver to the Facility Agent such proxies, powers of attorney, assignments or other instruments as may be requested by it in order to enable the Facility Agent to vote and/or enforce any and all claims upon or with respect to the Junior Obligations or any part thereof and to collect and receive any and all payments or distributions which may be payable or deliverable to the Facility Agent at any time upon or with respect to the Junior Obligations or any part thereof.

7. A liquidator or other insolvency representative of the Borrower or the Junior Entity will be authorised, to the maximum extent permitted by applicable law, to apply any assets or moneys it receives in accordance with the order of priority referred to in Section 2.

8. If any amounts are received by the Junior Entity or any person acting on its behalf with respect to the Junior Obligations or any part thereof whether in cash or in kind or by way of set-off, combination of accounts or otherwise, the Junior Entity (or person acting on its behalf as aforesaid) agrees that an amount equal to the amount so received by the relevant Junior Entity shall be held on trust for the Facility Agent and shall forthwith be paid to the Facility Agent for application to the Preferred Obligations in accordance with the terms of the Finance Documents and that any failure to make such payment shall be a breach of its obligations under this Agreement.

9. (a) Unless otherwise agreed by the Facility Agent, the Junior Entity will waive, and undertake that it will not seek to obtain payment of any Junior Obligation, in whole or in part, by exercising any right of set-off it may have with respect to any Junior Obligation, whether created by contract, statute or otherwise.

     (b) Until the date of irrevocable final repayment, in full, of the Preferred Obligations and termination of all commitments in respect thereof the Facility Agent may (subject to the provisions of the Finance Documents), unless and until such moneys or distributions in the aggregate are sufficient to bring about the irrevocable final repayment, in full, of the Preferred Obligations (if applied to repayment of the Preferred Obligations), (i) apply any moneys or property received under this Agreement from the Borrower, the Junior Entity or any other person against the Preferred Obligations in such order as it thinks fit; and (ii) hold in a suspense account any moneys or distributions received under this Agreement.

10. The Junior Entity will not be entitled without the consent of the Facility Agent to accelerate any Junior Obligation (or any portion thereof). The Facility Agent shall have complete discretion as to the granting of such consent.

11. The Junior Entity will not under any circumstances, prior to the irrevocable final repayment, in full, of the Preferred Obligations, be subrogated to any of the rights of the Finance Parties or any security arising under the Finance Documents.

12. This Agreement and the subordination provisions contained herein will terminate on the date of irrevocable final repayment, in full, of the Preferred Obligations, and termination of all commitments in respect thereof.

13. Unless otherwise agreed by the Facility Agent, the Junior Entity undertakes not to commence, or join with any other creditor or creditors of the Borrower in commencing, any bankruptcy, insolvency or rehabilitation proceeding, administration or other voluntary arrangement against or in respect of the Borrower prior to irrevocable final repayment, in full, of the Preferred Obligations.

14. This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written agreements, understandings, representations, warranties and course of conduct and dealings between the parties on the subject matter hereof.

15. Time is of the essence of each party's obligations under this Agreement but no failure to exercise, nor any delay in exercising, on the part of the Facility Agent, any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies contained in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

16. If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement under the law of that jurisdiction nor the legality, validity or enforceability of that or any other provision of this Agreement under the law of any other jurisdiction shall in any way be affected or impaired thereby unless the effect of the foregoing would be substantially to alter the rights and obligations of the parties originally agreed.

17. This Agreement shall bind the parties and each of their respective successors and assignees.

18. Neither the Borrower nor the Junior Entity will assign or otherwise transfer any of its rights or obligations under this Agreement. The Facility Agent is permitted to transfer its rights and/or obligations under this Agreement.

19. (a) All notices or other communications to Borrower or the Facility Agent shall be given in writing addressed to the relevant party at its address specified in Clause 29.2 of the Loan Agreement. All notices or other communications to the Junior Entity shall be given in writing at its address set forth in the signature page of this Agreement. A written notice includes a notice by facsimile transmission

     (b)  Any such notice shall be deemed to be given:

          (i)    if by personal delivery or letter, when delivered; and

          (iii)  if by facsimile, when the answerback is received.

     (c) However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt shall only be deemed to be given on the next working day in that place.

20. Each communication and document made or delivered by one party to another pursuant to this Agreement shall be in the English language or accompanied by a translation into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

21. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

22.  This Agreement shall be governed by English law.

23. (a) For the exclusive benefit of the Facility Agent, each of the Borrower and the Junior Entity irrevocably agrees that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings (together in this Section 23 referred to as "proceedings") arising out of or in connection with this Agreement may be brought in such courts, subject to the option referred to in Section 26.

     (b) Each of the Borrower and the Junior Entity irrevocably waives and agrees not to raise any objection which it may have now or hereafter to the laying of the venue of any proceedings in any such court as is referred to in this Section 23 and any claim that any such proceedings have been brought in an inconvenient or inappropriate forum and further irrevocably agrees that a judgement in any proceedings brought in the English courts shall be conclusive and binding upon each Borrower and the Junior Entity and may be enforced in the courts of any other jurisdiction.

     (c) Nothing contained in this Section 23 shall limit the right of the Facility Agent to take proceedings against the Borrower or the Junior Entity in any other court of competent jurisdiction, nor shall the taking of proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

24. To the extent that the Borrower or the Junior Entity may now or hereafter be entitled, in any jurisdiction in which proceedings may at any time be commenced with respect to this Agreement, to claim for itself or any of its undertaking, properties, assets or revenues present or future any immunity (sovereign or otherwise) from suit, jurisdiction of any court, attachment prior to judgement, attachment in aid of execution of a judgement, execution of a judgement or from set-off, banker's lien, counterclaim or any other legal process or remedy with respect to its obligations under this Agreement and to the extent that in any such jurisdiction there may be attributed to the Borrower or the Junior Entity any such immunity (whether or not claimed), each of the Borrower and the Junior Entity hereby to the fullest extent permitted by applicable law irrevocably agrees not to claim, and hereby to the fullest extent permitted by applicable law waives, any such immunity.

25. Each of the Borrower and the Junior Entity consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgement which may be made or given in such proceedings.

26. If any dispute arises in relation to this Agreement, including any questions as to existence, validity or termination, such dispute shall, at the option only of the Facility Agent, be referred to and finally resolved by arbitration under the rules of the London Court of International Arbitration which are applicable at the time of reference to the arbitration and are deemed to be incorporated by reference into this Section 26. Such arbitration shall take place in London, England and shall be conducted by three arbitrators, one of whom shall be nominated by the Borrower, one by the Facility Agent and the third to be agreed between the two arbitrators so nominated and in default he shall be nominated by the President of the London Court of International Arbitration. The language in which such arbitration shall be conducted shall be English. Any award rendered shall be final and binding on the parties thereto and may be entered into any court having jurisdiction or application may be made to such court for an order of enforcement as the case may require. No party may appeal to any court from any award or decision of the arbitral tribunal and, in particular, but without limitation, no applications may be made under section 45 of the Arbitration Act 1996 and no appeal may be made under section 69 of that Act.

27. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.


 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                              CHAPARRAL RESOURCES, INC.

                              By:  /S/ MICHAEL B. YOUNG
                                   ----------------------------
                              Name:  Michael B. Young
                              Title: Treasurer

                              SHELL CAPITAL SERVICES LIMITED

                              By:  /S/ MARK L.G. TURNER
                                   ----------------------------
                              Name:  Mark L.G. Turner
                              Title:  Attorney-in-Fact

                              CAPCO ENERGY, INC.

                              By:  /S/ ILYAS CHAUDHARY
                                   ----------------------------
                              Name:  Ilyas Chaudhary
                              Title:  President

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                              Telephone:
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                              Facsimile:
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